UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08874
                                   --------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 12/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
            ANNUAL REPORT AND SHAREHOLDER INFORMATION | INTERNATIONAL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                           TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------



                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[PHOTO OMITTED]

Not part of the annual report

Contents


IMPORTANT NOTICE TO                          ANNUAL REPORT
SHAREHOLDERS............   1
                                             Templeton Dragon
                                             Fund, Inc. .............   2

                                             Performance Summary ....   7

                                             Financial Highlights and
                                             Statement of Investments   9

                                             Financial Statements ...  13

                                             Notes to Financial
                                             Statements .............  16

                                             Report of Independent
                                             Registered Public
                                             Accounting Firm.........  26

                                             Annual Meeting of
                                             Shareholders............  27

                                             Dividend Reinvestment and
                                             Cash Purchase Plan .....  28

                                             Tax Designation ........  30

                                             Board Members and
                                             Officers ...............  32

                                             Shareholder Information.  40






--------------------------------------------------------------------------------


Important Notice to Shareholders


REPURCHASE PROGRAM

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program, which was originally implemented in October 1997. The Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.





                                               Not part of the annual report | 1

Annual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.




Dear Shareholder:

This annual report for Templeton Dragon Fund covers the year ended December 31, 2004.


PERFORMANCE OVERVIEW

For the year ended December 31, 2004, Templeton Dragon Fund posted cumulative total returns of +0.36% in market price terms and +16.22% in net asset value terms, as the Fund's market price declined more than the Fund's net asset value. You can find the Fund's long-term performance data in the Performance Summary on page 7.


ECONOMIC AND MARKET OVERVIEW

Recognizing China's growing importance in the global economy, Asian, Latin American and European nations signed numerous trade agreements with China during the year. The 10-member Association of Southeast Asian Nations (ASEAN) and China also signed an accord to create the world's largest free-trade area by 2010. Some analysts expect China's 2004 foreign direct investment inflows to surpass US$60 billion, exceeding 2003's US$53.5 billion. 1 November's consumer price index (CPI) rose a healthier 2.8%, compared with about 4%-5% in the preceding few months, easing pressure on the central bank for another interest rate hike after the 27 basis points increase in October.2 Some forecasts for 2005 gross domestic product (GDP) growth are for a gradual slowdown from the 9.3% expected in 2004. 3


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/04

[BAR CHART OMITTED]

EDGAR REPRESENTATION OF PLOT POINTS:

China                                      33.0%
Taiwan                                     25.4%
Hong Kong                                  21.4%
Singapore                                  13.7%
U.K.                                        3.3%
South Korea                                 0.7%
Short-Term Investments & Other Net Assets   2.5%



1. Source: The Business Times Singapore, "Great strides made by China - with still a long way to go," 12/29/04.

2. Source: AFX News Limited, "China's NDRC sees no significant rise in inflation next year," 12/29/04.

3. Source: Financial Times Information, "Adjustment in interest rates likely," 1/12/05.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


2 |  Annual Report

Taiwan's third quarter 2004 GDP grew 5.3% compared with 7.9% in the second quarter mainly due to slower export growth. Some analysts expect GDP growth to slow in 2005 as external trade, a large contributor to the island's GDP, continued to weaken. Unemployment continued on a downward trend with December's jobless rate dropping to 4.09%, its lowest in three and a half years.4 In December legislative elections, the opposition KMT-led Pan-Blue alliance won a majority, taking 114 seats out of 225, while President Chen Shui-Bian stepped down as the Democratic Progressive Party chairman to take responsibility for his party's loss. President Chen also proposed holding a referendum on a new constitution in 2006, raising tensions with China during the period.

In what some view as a controversial move, Hong Kong's Housing Authority indefinitely delayed the listing of the Link Real Estate and Investment Trust, which if completed, would have been Hong Kong's largest initial public offering in 2004. The decision came after the courts declined to reduce the 28-day appeal period to a public housing tenant who lost a last-minute judicial review against the privatization of the assets. Hong Kong continued to release strong economic data with third quarter GDP growing 7.2% compared with the same period a year earlier due to improving trade and tourism. The government expected 7.5% GDP growth for 2004. 5

Greater China markets, with the exception of Hong Kong, underperformed regional markets mainly due to concerns over a hard landing in China's economy and continuing tension between Taiwan and China. A shift in investor focus from technology to commodity stocks in 2004 also led to further pressure on Taiwan's stock market, where a majority of the listed companies are technology-related. Although the Taiwanese market did end the period up 9.83% in U.S. dollar terms, most of that gain resulted from a weakening U.S. dollar.6 Hong Kong's market benefited from a strong recovery in tourism, economic growth and a revival in the property sector.


INVESTMENT STRATEGY
Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies,



4. Source: Financial Times Information, "Taiwan's jobless rate hit 42-month low of 4.09% in Dec. 2004," 1/25/05.

5. Source: The Financial Times Limited, "A rudderless ship of state: the Hong Kong government must get a grip on policy," 1/12/05.

6. Source: Standard & Poor's Micropal.



                                                               Annual Report | 3
research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world which we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.


MANAGER'S DISCUSSION

For the 12 months ended December 31, 2004, the Morgan Stanley Capital International (MSCI) China Index posted 1.89% total return. 7

In terms of performance, the Fund's overweighted positions, relative to the MSCI China Index, in Dairy Farm International Holdings, Hang Lung Group and Cheung Kong Infrastructure Holdings contributed to Fund returns. An underweighted position in China Life Insurance also boosted performance. However, the Fund's underweighted position in China Mobile and no position in CNOOC negatively impacted relative performance. The Fund did not hold CNOOC because, in our view, we found better value in other companies within the same sector. We increased the Fund's China Mobile (Hong Kong) holdings during the period.

By industry, the Fund's overweighted positions in real estate and food and staples retailing, as well as an underweighted position in auto components and no exposure to automobiles, contributed to the Fund's returns relative to the MSCI China Index. Conversely, the Fund's underweighted position in the telecommunication services sector and lack of energy holdings detracted from Fund performance.8 We had no energy sector exposure as the sector performed well in 2004, resulting in what we considered expensive valuations. Thus, consistent with our strategy, the Fund continued to invest in other stocks, which we believed traded at more attractive valuations.


TOP 10 HOLDINGS
12/31/04
---------------------------------------------------
  COMPANY                              % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY NET             ASSETS
---------------------------------------------------
  Dairy Farm International Holdings Ltd.    13.7%
   FOOD & STAPLES RETAILING, SINGAPORE
---------------------------------------------------
  China Mobile (Hong Kong) Ltd., fgn.        6.0%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
---------------------------------------------------
  China Petroleum & Chemical Corp., H        6.0%
   OIL & GAS, CHINA
---------------------------------------------------
  Hang Lung Group Ltd.                       5.2%
   REAL ESTATE, HONG KONG
---------------------------------------------------
  Cheung Kong Infrastructure Holdings Ltd.   4.5%
   ELECTRIC UTILITIES, HONG KONG
---------------------------------------------------
  Cheung Kong Holdings Ltd.                  3.6%
   REAL ESTATE, HONG KONG
---------------------------------------------------
  HSBC Holdings PLC                          3.3%
   COMMERCIAL BANKS, U.K.
---------------------------------------------------
  Delta Electronics Inc.                     2.9%
   ELECTRONIC EQUIPMENT & INSTRUMENTS,
   TAIWAN
---------------------------------------------------
  PetroChina Co. Ltd., H                     2.9%
   OIL & GAS, CHINA
---------------------------------------------------
  Acer Inc.                                  2.9%
   COMPUTERS & PERIPHERALS, TAIWAN
---------------------------------------------------

7. Source: Standard & Poor's Micropal. The MSCI China Index is market capitalization weighted and measures total returns of equity securities available to foreign (non-local) investors in China.

8. The energy sector comprises oil and gas in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


4 |  Annual Report

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2004, the U.S. dollar declined in value relative to most non-U.S. currencies. At the end of the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.

During the year, we reduced the Fund's exposure to China H shares (Hong Kong-listed Chinese companies) as valuations increased after their strong performance. In particular, we sold oil and gas and transportation infrastructure holdings as high commodity prices and robust infrastructure in China boosted stock prices. Major sales included PetroChina, Jiangsu Expressway, Sinopec Beijing Yanhua Petrochemical and China Petroleum & Chemical. As a result, the Fund's exposure to China H shares fell to 10.6% of total net assets on December 31, 2004, from 29.5% on December 31, 2003. The Fund also realized gains on Red Chip share China Merchants Holdings, a conglomerate specializing in infrastructure.

As we continued our search for value stocks in the greater China region, we undertook significant purchases in Taiwan, increasing the Fund's exposure to 25.4% of total net assets at year-end from 19.7% a year earlier. Additions included Taiwan Semiconductor Manufacturing, a leading global integrated circuit producer; Mega Financial Holdings, one of Taiwan's largest financial holding companies; and Acer, a dominant player in the global personal computer market. Elsewhere in the region, we invested in HSBC Holdings, one of the world's largest banking and financial services organizations; and China Mobile (Hong
Kong), a dominant wireless telecommunications operator with over 170 million subscribers in China. These purchases enlarged the Fund's exposure to the commercial banks, semiconductors and semiconductor equipment, and wireless telecommunication services sectors.



                                                               Annual Report | 5

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OF MARK MOBIUS]

/S/MARK MOBIUS

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Dragon Fund, Inc.




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



6 |  Annual Report

Performance Summary as of 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gains distributions, if any, or realized gains on the sale of Fund shares.



PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
                                                        CHANGE          12/31/04         12/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.08            $18.70           $16.62
---------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                   -$0.52            $17.47           $17.99
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1634
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.3974
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.5608
---------------------------------------------------------------------------------------------------

Templeton Dragon Fund, Inc., paid distributions derived from long-term capital gains of 39.74 cents ($0.3974) per share in January 2005 to shareholders of record on December 31, 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



PERFORMANCE

---------------------------------------------------------------------------------------------------
                                                        1-YEAR            5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
---------------------------------------------------------------------------------------------------
     Based on change in NAV                            +16.22%          +106.71%         +187.75%
---------------------------------------------------------------------------------------------------
     Based on change in market price                    +0.36%          +151.06%         +213.50%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
---------------------------------------------------------------------------------------------------
     Based on change in NAV                            +16.22%           +15.62%          +11.15%
---------------------------------------------------------------------------------------------------
     Based on change in market price                    +0.36%           +20.20%          +12.10%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT MONTH-END PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.




                                                               Annual Report | 7

ENDNOTES


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.














8 |  Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                                     ----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                         2004         2003       2002        2001        2000
                                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................         $16.62        $9.73      $8.82       $9.91      $12.75
                                                                     ----------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................            .25          .56        .17         .25         .12

 Net realized and unrealized gains (losses) ..................           2.39         6.75        .81        (.37)      (2.01)
                                                                     ----------------------------------------------------------
Total from investment operations .............................           2.64         7.31        .98        (.12)      (1.89)
                                                                     ----------------------------------------------------------
Capital share repurchases ....................................             --          .14        .10         .01         .22
                                                                     ----------------------------------------------------------
Less distributions from:

 Net investment income .......................................           (.16)        (.56)      (.17)       (.23)      (1.17)

 Net realized gains ..........................................           (.40)          --         --          --          --

 Tax return of capital .......................................             --           --         --        (.75)         --
                                                                     ----------------------------------------------------------
Total distributions ..........................................           (.56)        (.56)      (.17)       (.98)      (1.17)
                                                                     ----------------------------------------------------------
Net asset value, end of year .................................         $18.70       $16.62      $9.73       $8.82       $9.91
                                                                     ----------------------------------------------------------

Market value, end of year b ..................................         $17.47       $17.99      $8.92       $7.49       $7.25
                                                                     ----------------------------------------------------------

Total return (based on market value per share) c .............           .36%      108.44%     21.22%      16.95%    (15.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $706,138     $626,959   $431,779    $429,889    $485,091

Ratios to average net assets:

 Expenses ....................................................          1.52%        1.64%d     1.62%       1.54%       1.56%

 Net investment income .......................................          1.45%        4.57%      1.80%       2.58%       1.04%

Portfolio turnover rate ......................................         19.42%       29.91%     15.75%      70.94%     132.74%



a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Ratio of expenses to average net assets, excluding payments by affiliate were 1.78%.



                          Annual Report | See notes to financial statements. | 9

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 97.5%
   AIR FREIGHT & LOGISTICS
   Sinotrans Ltd. .......................................................         China         1,008,000     $    295,029
                                                                                                              -------------

   AIRLINES .1%
a  Air China Ltd., 144A .................................................         China         1,364,000          526,451
                                                                                                              -------------

   AUTO COMPONENTS 1.7%
   Cheng Shin Rubber Industry Co. Ltd. ..................................        Taiwan         9,409,160       11,987,134
                                                                                                              -------------

   CAPITAL MARKETS 1.2%
   Yuanta Core Pacific Securities Co. ...................................        Taiwan        11,591,332        8,787,389
                                                                                                              -------------

   COMMERCIAL BANKS 7.6%
   Chinatrust Financial Holding Co. Ltd. ................................        Taiwan         6,659,477        7,939,420
   HSBC Holdings PLC ....................................................    United Kingdom     1,376,759       23,557,656
   Mega Financial Holdings Co. Ltd. .....................................        Taiwan        27,217,000       18,749,679
   Sinopac Holdings .....................................................        Taiwan         6,304,737        3,708,669
                                                                                                              -------------
                                                                                                                53,955,424
                                                                                                              -------------

   COMMUNICATIONS EQUIPMENT .5%
   D-Link Corp. .........................................................        Taiwan         2,979,309        3,467,582
                                                                                                              -------------

   COMPUTERS & PERIPHERALS 6.1%
   Acer Inc. ............................................................        Taiwan        12,232,022       20,200,728
   Advantech Co. Ltd. ...................................................        Taiwan         2,929,282        7,095,147
   Asustek Computer Inc. ................................................        Taiwan         2,883,512        7,664,573
   Lenovo Group Ltd. ....................................................         China         6,304,000        1,885,653
   Lite-on Technology Corp. .............................................        Taiwan         5,776,100        6,159,477
                                                                                                              -------------
                                                                                                                43,005,578
                                                                                                              -------------

   CONSTRUCTION MATERIALS .2%
   Anhui Conch Cement Co. Ltd. ..........................................         China         1,306,000        1,419,784
a  China Resources Cement ...............................................         China           872,000          188,473
                                                                                                              -------------
                                                                                                                 1,608,257
                                                                                                              -------------

   DISTRIBUTORS 3.3%
   China Resources Enterprise Ltd. ......................................         China        12,628,000       19,739,373
   Test-Rite International Co. Ltd. .....................................        Taiwan         5,126,125        3,224,992
                                                                                                              -------------
                                                                                                                22,964,365
                                                                                                              -------------

   DIVERSIFIED TELECOMMUNICATION SERVICES .7%
   China Telecom Corp. Ltd., H ..........................................         China        14,280,000        5,235,951
                                                                                                              -------------

   ELECTRIC UTILITIES 8.6%
   Cheung Kong Infrastructure Holdings Ltd. .............................       Hong Kong      11,060,000       31,944,344
   Datang International Power Generation Co. Ltd. .......................         China        26,502,000       19,946,056
   Guangdong Electric Power Development Co Ltd., B ......................         China        11,135,658        4,999,929
   Huadian Power International Corp. Ltd., H ............................         China         3,978,000        1,177,105
   Huaneng Power International Inc., H ..................................         China         3,388,000        2,528,098
                                                                                                              -------------
                                                                                                                60,595,532
                                                                                                              -------------

   ELECTRICAL EQUIPMENT .6%
   Phoenixtec Power Co. Ltd. ............................................        Taiwan         3,632,945        4,376,905
                                                                                                              -------------





10 |  Annual Report

Templeton Dragon Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC EQUIPMENT & INSTRUMENTS 2.9%
   Delta Electronics Inc. ...............................................        Taiwan        11,788,952     $ 20,766,949
                                                                                                              -------------

   FOOD & STAPLES RETAILING 13.7%
   Dairy Farm International Holdings Ltd. ...............................       Singapore      39,857,478       96,455,097
                                                                                                              -------------

   FOOD PRODUCTS 1.2%
   UNI-President Enterprises Corp. ......................................        Taiwan        16,069,030        8,390,875
                                                                                                              -------------

   HOTELS RESTAURANTS & LEISURE 2.7%
   Hong Kong & Shanghai Hotels Ltd. .....................................       Hong Kong      21,534,000       19,254,490
                                                                                                              -------------

   HOUSEHOLD DURABLES 1.8%
   TCL International Holdings Inc. ......................................         China        48,960,000       12,597,777
                                                                                                              -------------

   INDUSTRIAL CONGLOMERATES 4.7%
   Beijing Enterprises Holdings Ltd. ....................................         China         1,682,000        2,499,369
   CITIC Pacific Ltd. ...................................................         China         7,081,000       20,133,041
   Shanghai Industrial Holdings Ltd. ....................................         China         4,954,000       10,580,023
                                                                                                              -------------
                                                                                                                33,212,433
                                                                                                              -------------

   IT SERVICES .3%
   Travelsky Technology Ltd., H .........................................         China         2,837,000        2,299,442
                                                                                                              -------------

   LEISURE EQUIPMENT & PRODUCTS .2%
   Premier Image Technology Corp. .......................................        Taiwan         1,256,000        1,236,640
                                                                                                              -------------

   MACHINERY 2.5%
   China International Marine Containers Co. Ltd., B ....................         China         7,773,186       14,300,710
   Yung Tay Engineering Co. Ltd. ........................................        Taiwan         5,686,000        3,434,137
                                                                                                              -------------
                                                                                                                17,734,847
                                                                                                              -------------

   METALS & MINING .1%
   Aluminum Corp. of China Ltd., H ......................................         China         1,028,000          608,378
   China Oriental Group Co. Ltd. ........................................         China           422,000           83,067
                                                                                                              -------------
                                                                                                                   691,445
                                                                                                              -------------

   OFFICE ELECTRONICS .1%
   Kinpo Electronics Inc. ...............................................        Taiwan         1,454,000          633,466
                                                                                                              -------------

   OIL & GAS 8.9%
   China Petroleum & Chemical Corp., H ..................................         China       103,150,000       42,466,035
   PetroChina Co. Ltd., H ...............................................         China        38,312,000       20,455,280
                                                                                                              -------------
                                                                                                                62,921,315
                                                                                                              -------------

   REAL ESTATE 11.8%
   Cheung Kong Holdings Ltd. ............................................       Hong Kong       2,575,000       25,674,467
   Hang Lung Group Ltd. .................................................       Hong Kong      18,638,042       36,687,171
   Henderson China Holdings Ltd. ........................................       Hong Kong       9,215,000        4,920,009
   Henderson Investment Ltd. ............................................       Hong Kong       7,485,000       10,929,749
   Hong Kong Land Holdings Ltd. .........................................       Hong Kong       1,904,000        5,045,600
                                                                                                              -------------
                                                                                                                83,256,996
                                                                                                              -------------



                                                              Annual Report | 11

Templeton Dragon Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY        SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.1%
   Elan Microelectronics Corp. ..........................................        Taiwan         3,517,396     $  1,980,541
   Faraday Technology Corp. .............................................        Taiwan           432,259          754,651
   Samsung Electronics Co. Ltd. .........................................      South Korea         10,780        4,691,258
   Siliconware Precision Industries Co. Ltd. ............................        Taiwan         4,340,000        3,576,848
   Sunplus Technology Co. Ltd. ..........................................        Taiwan         6,264,390        8,788,669
   Taiwan Semiconductor Manufacturing Co. ...............................        Taiwan        10,139,000       16,106,307
                                                                                                              -------------
                                                                                                                35,898,274
                                                                                                              -------------

   TEXTILES APPAREL & LUXURY GOODS .8%
   Tack Fat Group International Ltd. ....................................       Hong Kong      26,080,000        2,885,549
   Tainan Enterprises Co. Ltd. ..........................................        Taiwan         1,846,000        2,456,301
                                                                                                              -------------
                                                                                                                 5,341,850
                                                                                                              -------------

   TRANSPORTATION INFRASTRUCTURE 2.9%
   China Merchants Holdings (International) Co. Ltd. ....................         China         3,574,000        6,736,195
   Cosco Pacific Ltd. ...................................................       Hong Kong       6,678,000       13,832,313
                                                                                                              -------------
                                                                                                                20,568,508
                                                                                                              -------------

   WIRELESS TELECOMMUNICATION SERVICES 7.2%
   China Mobile (Hong Kong) Ltd., fgn. ..................................         China        12,576,000       42,632,976
   Taiwan Cellular Corp. ................................................        Taiwan         7,047,764        7,870,262
                                                                                                              -------------
                                                                                                                50,503,238
                                                                                                              -------------
   TOTAL COMMON STOCKS (COST $440,675,393) ..............................                                      688,569,239
                                                                                                              -------------
   SHORT TERM INVESTMENTS (COST $37,171,519) 5.3%
   MONEY FUND 5.3%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio ........     United States    37,171,519       37,171,519
                                                                                                              -------------
   TOTAL INVESTMENTS (COST $477,846,912) 102.8% .........................                                      725,740,758
   OTHER ASSETS, LESS LIABILITIES (2.8)% ................................                                      (19,602,613)
                                                                                                              -------------
   NET ASSETS 100.0% ....................................................                                     $706,138,145
                                                                                                              -------------



a Non-income producing.
b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust
  Money Market Portfolio.



12 | See notes to financial statements. | Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................     $440,675,393
  Cost - Sweep Money Fund (Note 7) .................................       37,171,519
                                                                         -------------
  Total cost of investments ........................................      477,846,912
                                                                         -------------
  Value - Unaffiliated issuers .....................................      688,569,239
  Value - Sweep Money Fund (Note 7) ................................       37,171,519
                                                                         -------------
  Total value of investments .......................................      725,740,758
 Foreign currency, at value (cost $511,584) ........................          511,598
 Receivables:
  Dividends ........................................................          137,203
                                                                         -------------
      Total assets .................................................      726,389,559
                                                                         -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................          218,075
  Affiliates .......................................................          823,079
  Distributions to shareholders ....................................       19,013,476
 Other liabilities .................................................          196,784
                                                                         -------------
      Total liabilities ............................................       20,251,414
                                                                         -------------
        Net assets, at value .......................................     $706,138,145
                                                                         -------------
Net assets consist of:
 Undistributed net investment income ...............................     $  5,308,792
 Net unrealized appreciation (depreciation) ........................      247,895,700
 Accumulated net realized gain (loss) ..............................       (3,180,106)
 Capital shares ....................................................      456,113,759
                                                                         -------------
Net assets, at value ...............................................     $706,138,145
                                                                         -------------
Shares outstanding .................................................       37,770,115
                                                                         -------------
Net asset value per share ..........................................           $18.70
                                                                         -------------






                         Annual Report | See notes to financial statements. | 13

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2004



Investment income:
 Dividends (net of foreign taxes of $1,526,066)
  Unaffiliated issuers............................................................    $19,149,278
  Sweep Money Fund (Note 7).......................................................        280,052
 Interest (net of foreign taxes of $87)...........................................            897
                                                                                      ------------
      Total investment income.....................................................     19,430,227
                                                                                      ------------
Expenses:
 Management fees (Note 3).........................................................      8,084,275
 Administrative fees (Note 3).....................................................        980,433
 Transfer agent fees .............................................................        130,000
 Custodian fees (Note 4)..........................................................        465,161
 Reports to shareholders..........................................................         58,300
 Registration and filing fees.....................................................         35,800
 Professional fees................................................................        134,800
 Directors' fees and expenses.....................................................         40,500
 Other............................................................................         20,399
                                                                                      ------------
      Total expenses..............................................................      9,949,668
      Expense reductions (Note 4).................................................           (876)
                                                                                      ------------
        Net expenses..............................................................      9,948,792
                                                                                      ------------
         Net investment income....................................................      9,481,435
                                                                                      ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.....................................................................     58,912,479
  Foreign currency transactions...................................................         22,194
                                                                                      ------------
        Net realized gain (loss)..................................................     58,934,673
 Net change in unrealized appreciation (depreciation) on:
  Investments.....................................................................     31,089,025
  Translation of assets and liabilities denominated in foreign currencies.........         (2,722)
                                                                                      ------------
        Net change in unrealized appreciation (depreciation)......................     31,086,303
                                                                                      ------------
Net realized and unrealized gain (loss)...........................................     90,020,976
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations...................    $99,502,411
                                                                                      ------------




14 | See notes to financial statements. | Annual Report

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                          ----------------------------------
                                                                                               2004                2003
                                                                                          ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................        $  9,481,435        $ 22,715,818
  Net realized gain (loss) from investments and foreign currency transactions ....          58,934,673          53,980,898
  Net change in unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ...................          31,086,303         206,151,423
                                                                                          ----------------------------------
      Net increase (decrease) in net assets resulting from operations ............          99,502,411         282,848,139
 Distributions to shareholders from:
  Net investment income ..........................................................          (6,171,637)        (21,136,146)
  Net realized gains .............................................................         (15,009,844)                 --
                                                                                          ----------------------------------
 Total distributions to shareholders .............................................         (21,181,481)        (21,136,146)
 Capital share transactions (Note 2) .............................................             857,852         (66,531,693)
                                                                                          ----------------------------------
      Net increase (decrease) in net assets ......................................          79,178,782         195,180,300
Net assets:
 Beginning of year ...............................................................         626,959,363         431,779,063
                                                                                          ----------------------------------
 End of year .....................................................................        $706,138,145        $626,959,363
                                                                                          ----------------------------------
Undistributed net investment income included in net assets:
 End of year......................................................................        $  5,308,792        $  1,976,800
                                                                                          ----------------------------------




                         Annual Report | See notes to financial statements. | 15

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.





16 |  Annual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.





                                                              Annual Report | 17

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program. Originally implemented in October 1997, the Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.

At December 31, 2004, there were 100 million shares authorized ($.01 par value).





18 |  Annual Report

Templeton Dragon Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

On May 22, 2003, the Fund, purchased pursuant to a tender offer, and retired certain amounts of its outstanding common stock. The Fund incurred tender costs, which were charged to additional paid-in-capital. Tender offer transactions were as follows:

                                         --------------
                                          MAY 22, 2003*
                                         --------------
Shares repurchased and retired .....        6,656,425
Purchase price .....................            $9.97
Percentage of net asset value ......            92.5%
Tender costs incurred ..............         $167,136

*See Note 8 regarding Recent Litigation


During the year ended December 31, 2004, 50,373 shares were issued for $857,852 from reinvested distributions.


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                 AFFILIATION
--------------------------------------------------------------------------------
  Templeton Asset Management Ltd. (TAML)                 Investment manager
  Franklin Templeton Services, LLC (FT Services)         Administrative manager

A. MANAGEMENT FEES

Effective May 1, 2004, the Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
        1.250%             Up to and including $1 billion
        1.200%             Over $1 billion, up to and including $5 billion
        1.150%             Over $5 billion, up to and including $10 billion
        1.100%             Over $10 billion, up to and including $15 billion
        1.050%             Over $15 billion, up to and including $20 billion
        1.000%             Over $20 billion

Prior to May 1, 2004, the Fund paid fees of 1.25% per year of the average weekly net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A., Inc., for sub-administrative services.





                                                              Annual Report | 19

Templeton Dragon Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004, of $2,401,388. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .................................       $479,162,382
                                                            -------------
Unrealized appreciation .............................       $252,941,203
Unrealized depreciation .............................         (6,362,827)
                                                            -------------
Net unrealized appreciation (depreciation) ..........       $246,578,376
                                                            -------------

Undistributed ordinary income........................       $  5,308,792
Undistributed long term capital gains................            536,752
                                                            -------------
Distributable earnings...............................       $  5,845,544
                                                            -------------

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                          --------------------------
                                               2004        2003
                                          --------------------------
Distributions paid from:
 Ordinary income......................    $ 6,171,637   $21,136,146
 Long term capital gain...............     15,009,844            --
                                          --------------------------
                                          $21,181,481   $21,136,146
                                          --------------------------


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $122,547,465 and $150,720,652, respectively.





20 |  Annual Report

Templeton Dragon Fund, Inc.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. RECENT LITIGATION

Pursuant to a settlement agreement which was announced on March 20, 2003, between the Fund and Harvard College, a former shareholder of the Fund, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"), the Fund agreed to take, and the Board approved, the following actions, among other actions, which have already been carried out.

o IN-KIND TENDER OFFERs--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement required the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund has also been required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

o ADDITIONAL CASH TENDER OFFERS--If the SEC did not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provided that the Fund could, but was not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund did not conduct these tender offers, Harvard would be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund. The exemptive application was not received by March 26, 2004 and the Fund did not conduct any tender offers in 2004.

The settlement agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.





                                                              Annual Report | 21

Templeton Dragon Fund, Inc.

8. RECENT LITIGATION (CONTINUED)

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

9. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.




22 |  Annual Report

Templeton Dragon Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.





                                                              Annual Report | 23

Templeton Dragon Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS
The Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.





24 |  Annual Report

Templeton Dragon Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.









                                                              Annual Report | 25

Templeton Dragon Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON DRAGON FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 9, 2005





26 |  Annual Report

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 25, 2004


The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida on May 25, 2004. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Martin L. Flanagan, Edith E. Holiday, Charles B. Johnson and Frank A. Olson.* No other business was transacted at the meeting.

The results of the voting at the Annual meeting are as follows:

The election of four (4) Directors:

-------------------------------------------------------------------------------------------------------
                                              % OF         % OF                       % OF      % OF
                                          OUTSTANDING     VOTED                   OUTSTANDING   VOTED
  TERM EXPIRING 2006:             FOR        SHARES       SHARES       WITHHELD      SHARES     SHARES
-------------------------------------------------------------------------------------------------------
  Frank A. Olson .......    32,884,878.0431  87.07%       97.78%     747,259.2115    1.98%      2.22%

  TERM EXPIRING 2007:
  Martin L. Flanagan....    33,092,417.0431  87.62%       98.40%     539,720.2115    1.43%      1.60%
  Edith E. Holiday......    32,973,566.0431  87.30%       98.04%     658,571.2115    1.74%      1.96%
  Charles B. Johnson....    33,024,331.0431  87.44%       98.19%     607,806.2115    1.61%      1.81%

* Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.




                                                              Annual Report | 27

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.





28 |  Annual Report

Templeton Dragon Fund, Inc.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge and less trading fees. Effective April 23, 2004, the fees for the sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee. All other terms and conditions of the Plan remain in effect and have not been modified or amended.







                                                              Annual Report | 29

Templeton Dragon Fund, Inc.

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $15,546,596 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $3,173,745 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2004, more than 50% of the Templeton Dragon Fund, Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Code. This designation will allow shareholders of record on December 31, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class A shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

----------------------------------------------------------------------------------------------------------
                                                                                               ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE       PER SHARE         PER SHARE
----------------------------------------------------------------------------------------------------------
  China......................................     0.0000        0.0733         0.0440            0.0482
  Hong Kong..................................     0.0000        0.1230         0.0000            0.1230
  Taiwan.....................................     0.0404        0.0905         0.0000            0.0905
                                                 ---------------------------------------------------------
  TOTAL......................................    $0.0404       $0.2868        $0.0440           $0.2617
                                                 ---------------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.





30 |  Annual Report

Templeton Dragon Fund, Inc.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.







                                                              Annual Report | 31

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)            Director        Since 1994            142                         Director, Bar-S Foods
 500 East Broward Blvd.                                                                             (meat packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
 President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)           Director        Since 1998            21                          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo
 Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
 Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)         Director        Since 1994            143                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)            Director        Since 1996            98                          Director, Amerada Hess
 500 East Broward Blvd.                                                                             Corporation (exploration and
 Suite 2100                                                                                         refining of oil and gas); H.J.
 Fort Lauderdale, FL 33394-3091                                                                     Heinz Company (processed foods
                                                                                                    and allied products); RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution
                                                                                                    of titanium); Canadian
                                                                                                    National Railway (railroad);
                                                                                                    and White Mountains Insurance
                                                                                                    Group, Ltd. (holding company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



32 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)           Director        Since 1994            142                         Director, Martek Biosciences
 500 East Broward Blvd.                                                                             Corporation; MedImmune, Inc.
 Suite 2100                                                                                         (biotechnology); and
 Fort Lauderdale, FL 33394-3091                                                                     Overstock.com (Internet
                                                                                                    services); and FORMERLY,
                                                                                                    Director, MCI Communication
                                                                                                    Corporation (subsequently
                                                                                                    known as MCI WorldCom, Inc.
                                                                                                    and WorldCom, Inc.)
                                                                                                    (communications services)
                                                                                                    (1988-2002), White Mountains
                                                                                                    Insurance Group Ltd. (holding
                                                                                                    company) (1987-2004) and
                                                                                                    Spacehab, Inc. (aerospace
                                                                                                    services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)            Director        Since 1994            28                          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
 Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)              Director        Since 2003            21                          Director, White Mountains
 500 East Broward Blvd.                                                                             Insurance Group Ltd. (holding
 Suite 2100                                                                                         company); Amerada Hess
 Fort Lauderdale, FL 33394-3091                                                                     Corporation (exploration and
                                                                                                    refining of oil and gas); and
                                                                                                    Sentient Jet (private jet
                                                                                                    service); and FORMERLY,
                                                                                                    Director, Becton Dickinson and
                                                                                                    Co. (medical technology), Cooper
                                                                                                    Industries (electrical products
                                                                                                    and tools and hardware), Health
                                                                                                    Net (FORMERLY, Foundation
                                                                                                    Health), The Hertz Corporation,
                                                                                                    Pacific Southwest Airlines, The
                                                                                                    RCA Corporation, Unicom
                                                                                                    (FORMERLY, Commonwealth Edison)
                                                                                                    and UAL Corporation (airlines).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
 Officer (1977-1999); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS     Director        Since 1998            21                          None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)         Director        Since 1994            18                          Director, Amerada Hess
 500 East Broward Blvd.                                                                             Corporation (exploration and
 Suite 2100                                                                                         refining of oil and gas); Total
 Fort Lauderdale, FL 33394-3091                                                                     Logistics, Inc. (formerly C2,
                                                                                                    Inc.) (operating and investment
                                                                                                    business); and Weatherford
                                                                                                    International, Ltd (oilfield
                                                                                                    products and servicing)
                                                                                                    (2004-present); and FORMERLY,
                                                                                                    Director, H.J. Heinz Company
                                                                                                    (processed foods and allied
                                                                                                    products) (1987-1988;
                                                                                                    1993-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United
 States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until
 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **MARTIN L. FLANAGAN (44)        Director and    Since 1994            5                           None
 One Franklin Parkway             Vice President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
 Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
 Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin
 Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
 Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



34 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)        Director,       Director and Vice     142                         None
 One Franklin Parkway             Chairman of     President since
 San Mateo, CA 94403-1906         the Board and   1994
                                  Vice President  and Chairman of
                                                  the Board since
                                                  1995

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)             Vice President  Since 1996            Not Applicable              Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
 Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)              Chief           Since July 2004       Not Applicable              Not Applicable
 One Franklin Parkway             Compliance
 San Mateo, CA 94403-1906         Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)          Vice President  Since 2001            Not Applicable              Not Applicable
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)            Senior Vice     Since 2002            Not Applicable              Not Applicable
 500 East Broward Blvd.           President and
 Suite 2100                       Chief
 Fort Lauderdale, FL 33394-3091   Executive
                                  Officer -
                                  Finance and
                                  Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)               Vice President  Since 2000            Not Applicable              Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
 Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)            Vice President  Since 2000            Not Applicable              Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
 Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor
 Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC,
 and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
 Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
 and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
 Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)      Vice President  Since 1996            Not Applicable              Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                 Vice President  Since 1994            Not Applicable              Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
 Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------


36 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)           Vice President  Since 2002            Not Applicable              Not Applicable
 600 Fifth Avenue                 - AML
 Rockefeller Center               Compliance
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch
 Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARK MOBIUS (68)                 President and   President since       Not Applicable              Not Applicable
 17th Floor,                      Chief           1994 and Chief
 The Chater House                 Executive       Executive Officer -
 8 Connaught Road                 Officer -       Investment
 Central Hong Kong                Investment      Management
                                  Management      since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive
 Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and
 FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987);
 and Director, Vickers da Costa, Hong Kong (1983-1986).
 -----------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (44)          Secretary       Since December        Not Applicable              Not Applicable
 500 East Broward Blvd.                           2004
 Suite 2100
 Fort Lauderdale,FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary,
 Templeton Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America
 (1997-2001).
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (48)           Treasurer       Since October         Not Applicable              Not Applicable
 500 East Broward Blvd.                           2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS            POSITION        TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)           Vice President  Since 2000            Not Applicable              Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
 and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (53)             Chief Financial Since May 2004        Not Applicable              Not Applicable
 500 East Broward Blvd.           Officer and
 Suite 2100                       Chief
 Fort Lauderdale, FL 33394-3091   Accounting
                                  Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
 Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser. Martin L. Flanagan is considered an interested person of the Fund under the federal securities laws due to his position as officer of Resources. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND WAS FORMERLY, CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.




38 |  Annual Report

Templeton Dragon Fund, Inc.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com



SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT[R]. For information go to Mellon Investor Services' web site at http://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN[R] (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.



                                                              Annual Report | 39

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semi-annual reports to shareholders) that are filed semi-annually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2004. Additionally, the Fund expects to file, on or about February 28, 2005, such certifications with its Form N-CSR for the year ended December 31, 2004.





40 |  Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN[R] (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund


TAX-FREE INCOME 7

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 10



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




11/04                                              Not part of the annual report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]      100 Fountain Parkway
       INVESTMENTS            P.O. Box 33030
                              St. Petersburg, FL 33733-8030




ANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON DRAGON FUND, INC.


INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TLTDF A2004 02/05



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $14,747 for the fiscal year ended December 31, 2004 and $32,549 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $48,949 for the fiscal year ended December 31, 2004 and $3,134 for the fiscal year ended December 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $270 for the fiscal year ended December 31, 2004 and $0 for the fiscal year ended December 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,730 for the fiscal year ended December 31, 2004 and $0 for the fiscal year ended December 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of
     (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant  described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,949 for the fiscal year ended December 31, 2004 and $3,134 for the fiscal year ended December 31, 2003.

(h) No disclosures are required by this Item 4(h).



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are:  Frank J. Crothers, Fred R. Millsaps; Frank
A. Olson and Constantine D. Tseretopoulos



ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 18, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 18, 2005



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: February 18, 2005